UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Aerpio Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

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AERPIO PHARMACEUTICALS, INC.

9987 Carver Road

Cincinnati, Ohio 45242

(513) 985-1920

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON WEDNESDAY, JUNE 24, 2020

The following Notice of Change of Location to Virtual Meeting Format relates to and supplements the 2020 Notice of Annual Meeting and 2020 Definitive Proxy Statement (the “Proxy Statement”) of Aerpio Pharmaceuticals, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 annual meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, June 24, 2020 at 10:30 a.m., Eastern Time.

On June 8, 2020, the Company issued the following press release related to a change to the location of the Annual Meeting. As described below, the Annual Meeting will now be held in a virtual-only meeting format.

Except as specifically stated in this supplement, the information set forth in the Proxy Statement remains unchanged. We urge you to read this supplement carefully in its entirety together with the Proxy Statement. From and after the date of this supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented by this supplement.

This supplement is being filed with the SEC and is being made available to stockholders on or about June 8, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Aerpio Announces Change to Virtual Format for its 2020

Annual Meeting of Stockholders due to COVID-19

Cincinnati, Ohio, June 8, 2020 — Aerpio Pharmaceuticals, Inc. (the “Company”) (Nasdaq: ARPO), today announced that, due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic and recommendations and orders from federal and state authorities, the location of its 2020 annual meeting has been changed to a virtual-only format. There is no change to the items of business to be addressed at the meeting, which are described in the original proxy materials previously distributed on or about May 8, 2020.

The virtual annual meeting will be held on Wednesday, June 24, 2020 at 10:30 a.m., Eastern Time (“ET”), the same date and time as originally scheduled and communicated. Online access to the virtual annual meeting will begin at 10:15 a.m. ET. The virtual annual meeting will be presented in audio-only format and stockholders will not be able to attend the annual meeting in person.

Only stockholders of record as of April 27, 2020 will be allowed to vote and ask questions during the virtual annual meeting. Guests may access the virtual annual meeting in listen-only mode by visiting the virtual meeting site provided below but will not be able to vote or submit questions during the meeting.

Instructions to Attend the Virtual Annual Meeting. As described in the proxy materials for the annual meeting previously distributed, stockholders as of the close of business on April 27, 2020, the record date, are entitled to participate in and vote at the virtual annual meeting by accessing https://web.lumiagm.com/247499396 and selecting the button “I have a Control Number.” You will then be directed to a screen where you will enter: (i) the 11-digit control number found on the proxy card, voting instruction form, notice of internet availability of proxy materials or email, as applicable, previously sent or made available to stockholders; and (ii) the meeting password “aerpio2020”. Please note the meeting password is case sensitive. Once you have completed these steps, select the “login” button, which will take you to the virtual annual meeting page where you can vote, submit written questions and listen to the meeting.

Guest Access to the Audio Webcast of the Virtual Annual Meeting. If you are a record holder and would like to enter the virtual annual meeting as a guest in listen-only mode, go to https://web.lumiagm.com/247499396 and select the button “I am a guest.” Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.

The live audio webcast of the virtual annual meeting will begin promptly at 10:30 a.m. ET. Online access to the audio webcast will open 15 minutes prior to the start of the virtual annual meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.

Beneficial Owners. If you were a beneficial owner as of April 27, 2020 (i.e., you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), you must register in advance in order to attend the virtual annual meeting. To register, please obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares and then submit the legal proxy, along with your name and email address, to AST to receive an 11-digit control number that may be used to access the virtual annual meeting site provided above. While AST will continue to accept registrations up until the annual meeting, to facilitate registration for the virtual annual meeting, we ask and encourage you to send requests for registration and submission of legal proxies, labeled as “Legal Proxy,” so that they are received by AST no later than 5 p.m., ET, on June 17, 2020. All such requests should be submitted (1) by email to proxy@astfinancial.com, (2) by facsimile to (718) 765-8730, or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Obtaining a legal proxy may take several days and shareholders are advised to register as far in advance as possible. Once you have obtained your 11-digit control number from AST, please follow the steps set forth above for “Record Holders” to attend the virtual annual meeting.

Asking Questions. If you are attending the virtual annual meeting as a stockholder of record you can ask questions by clicking the messaging icon on the right side of the toolbar appearing at the top of the Meeting Page and then typing and submitting your question.

Voting Prior to or at the Virtual Annual Meeting. An online portal is available to stockholders at www.proxyvote.com where you can view and download our proxy materials and 2019 annual report and vote your shares in advance of the virtual annual meeting. If you are attending the virtual annual meeting as a stockholder of record you can vote during the meeting by clicking the link “Proxy Voting Site” on the Meeting Page and following the prompts.

Record holders and beneficial owners should call AST at (877) 773-6772 with any questions about attending the virtual annual meeting. If you encounter any difficulty accessing the virtual annual meeting, please visit https://go.lumiglobal.com/faq for assistance.

Whether or not you plan to attend the virtual annual meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials.

The proxy card included with the proxy materials previously distributed (if you received a printed copy) will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the virtual annual meeting. Stockholders who have already voted do not need to vote again.

About Aerpio Pharmaceuticals, Inc.

Aerpio Pharmaceuticals, Inc. is a biopharmaceutical company focused on developing compounds that activate Tie2 to treat ocular diseases and diabetic complications. Recently published mouse and human genetic data implicate the Angpt/Tie2 pathway in maintenance of Schlemm’s canal, a critical component of the conventional outflow tract. The Company’s lead compound, razuprotafib (formerly AKB-9778), a first-in-class small molecule inhibitor of vascular endothelial protein tyrosine phosphatase (“VE-PTP”), is being developed as a potential treatment for open angle glaucoma, and the Company intends to investigate the therapeutic potential of razuprotafib in other indications. The Company is also evaluating development options for ARP-1536, a humanized monoclonal antibody, for its therapeutic potential in the treatment of diabetic vascular complications including nephropathy and diabetic macular edema (“DME”). The Company’s third asset is a bispecific antibody that binds both VEGF and VE-PTP which is designed to inhibit VEGF activation and activate Tie2. This bispecific antibody has the potential to be an improved treatment for wet age-related macular degeneration and DME via intravitreal injection. Finally, the Company has exclusively out-licensed AKB-4924 (now called GB004), a first-in-class small molecule inhibitor of hypoxia-inducible factor-1 (HIF). GB004 is being developed by AKB-4924’s exclusive licensor, Gossamer Bio, Inc. (Nasdaq: GOSS). For more information, please visit www.aerpio.com.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 24, 2020

TO THE STOCKHOLDERS OF AERPIO PHARMACEUTICALS, INC.:

Due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic, to support the health and well-being of the Company’s stockholders, directors, employees and communities, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Aerpio Pharmaceuticals, Inc. (the “Company”) has been changed. In light of public health concerns regarding the COVID-19 outbreak, the Annual Meeting will be held in a virtual meeting format only. The Annual Meeting will be accessible solely by means of remote communication, and stockholders will not be able to attend the Annual Meeting in person. As previously announced, the Annual Meeting will be held on Wednesday, June 24, 2020 at 10:30 a.m., Eastern Time.

As described in the proxy materials for the Annual Meeting that were previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder of the Company as of the close of business on April 27, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee.

Instructions to Attend the Virtual Annual Meeting. To be admitted to the Annual Meeting at https://web.lumiagm.com/247499396, you must enter: (i) the 11-digit control number found on the proxy card, voting instruction form, notice of internet availability of proxy materials or email, as applicable, previously sent or made available to stockholders; and (ii) the meeting password “aerpio2020.” Please note the meeting password is case sensitive. Once you have completed these steps, select the “login” button, which will take you to the virtual annual meeting page where you can vote, submit written questions and listen to the meeting.

Guest Access to the Audio Webcast of the Annual Meeting. If you are a record holder and would like to enter the virtual annual meeting as a guest in listen-only mode, go to https://web.lumiagm.com/247499396 and select the button “I am a guest.” Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.

The live audio webcast of the Annual Meeting will begin promptly at 10:30 a.m., Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.

Beneficial Owners. If you were a beneficial owner as of April 27, 2020 (i.e., you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), you must register in advance in order to attend the virtual annual meeting. To register, please obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares and then submit the legal proxy, along with your name and email address, to AST to receive an 11-digit control number that may be used to access the virtual annual meeting site provided above. While AST will continue to accept registrations up until the annual meeting, to facilitate registration for the virtual annual meeting, we ask and encourage you to send requests for registration and submission of legal proxies, labeled as “Legal Proxy,” so that they are received by AST no later than 5 p.m., ET, on June 17, 2020. All such requests should be submitted (1) by email to proxy@astfinancial.com, (2) by facsimile to (718) 765-8730, or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Obtaining a legal proxy may take several days and shareholders are advised to register as far in advance as possible. Once you have obtained your 11-digit control number from AST, please follow the steps set forth above for “Record Holders” to attend the virtual annual meeting.

Asking Questions. If you are attending the virtual annual meeting as a stockholder of record you can ask questions by clicking the messaging icon on the right side of the toolbar appearing at the top of the Meeting Page and then typing and submitting your question.

Voting Prior to or at the Annual Meeting. An online portal is available to stockholders at www.proxyvote.com where you can view and download our proxy materials and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and vote your shares in advance of the Annual Meeting. If you are attending the Annual Meeting as a stockholder of record you can vote during the meeting by clicking the link “Proxy Voting Site” on the Meeting Page and following the prompts.

Record holders and beneficial owners should call AST at (877) 773-6772 with any questions about attending the virtual annual meeting. If you encounter any difficulty accessing the virtual annual meeting, please visit https://go.lumiglobal.com/faq for assistance.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed (if you received a printed copy of the proxy materials) will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. Stockholders who have already voted do not need to vote again.

By Order of the Board of Directors,
/s/ Joseph Gardner, Ph.D.
Joseph Gardner, Ph.D. President & Founder Principal Executive Officer June 8, 2020

The Annual Meeting will be held on June 24, 2020 at 10:30 a.m., Eastern Time. Details are available at http://ir.aerpio.com/sec-filings. The proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available on the Company’s website at www.aerpio.com under the Investors section. Additionally, you may access our proxy materials at https://www.astproxyportal.com/ast/21404/.